Exhibit 10.42

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”) is made as of the 14th day of August, 2009, by and between COGNAC WILLOW OAKS, LLC, a Delaware limited liability company (“Seller”) and KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

RECITALS

A. Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of August 5, 2009, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of August 12, 2009 (as amended, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B. Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this Second Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:

1. Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2. Due Diligence Period. The last day of the Due Diligence Period shall be, and hereby is, extended from August 14, 2009, at 5:00 p.m. to August 18, 2009, at 5:00 p.m. (Eastern time).

3. Effectiveness of Agreement. Except as modified by this Second Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.

4. Counterparts. This Second Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

5. Telecopied or Emailed Signatures. A counterpart of this Second Amendment that is signed by one party to this Second Amendment and telecopied or emailed to the other party to this Second Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Second Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Second Amendment.

6. Successors and Assigns. All of the terms and conditions of this Second Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

IN WITNESS WHEREOF, Seller and Buyer have entered into this Second Amendment to Purchase and Sale Agreement as of the date first above stated.

[SIGNATURES ON NEXT PAGE]

“SELLER”

COGNAC WILLOW OAKS, LLC,
a Delaware limited liability company

By:	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, as the sole member thereof

	By:	/s/ Collete English Dixon
Name: Collete English Dixon
Title: Vice President

S-1

“BUYER”

KBS CAPITAL ADVISORS LLC, a Delaware limited liability company

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

S-2